Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

The following table lists the direct and indirect subsidiaries of BlackRock, Inc. as of December 31, 2009.

Name of Subsidiary	Jurisdiction/State of Incorporation

BAA Holdings, LLC	Delaware

BlackRock Advisors, LLC	Delaware

BlackRock Advisors Holdings, Inc.	Pennsylvania

BlackRock Advisors Singapore Pte. Ltd.	Singapore

BlackRock Advisors (UK) Limited	United Kingdom

BlackRock Asset Management Australia Limited	Australia

BlackRock Asset Management Australia Services Limited	Australia

BlackRock Asset Management Canada Limited	Ontario, Canada

BlackRock Asset Management Deutschland AG	Germany

BlackRock Asset Management Guernsey Limited	Guernsey

BlackRock Asset Management International Inc.	Delaware

BlackRock Asset Management Investors Services Limited	United Kingdom

BlackRock Asset Management Ireland Limited	Ireland

BlackRock Asset Management North Asia Limited	Hong Kong

BlackRock Asset Management Pensions Limited	United Kingdom

BlackRock Asset Management (Schweiz) AG	Switzerland

BlackRock Asset Management Services Canada Limited	Ontario, Canada

BlackRock Asset Management Southeast Asia Limited	Singapore

BlackRock Asset Management Southeast Asia Services Pte. Ltd.	Singapore

BlackRock Asset Management UK Limited	United Kingdom

BlackRock Australia Holdco Pty. Ltd.	Australia

BlackRock Australia Holdings Pty Limited	Australia

BlackRock AV, Inc	Delaware

BlackRock Brasil Gestora de Investimentos Ltda.	Brazil

BlackRock Cal 1 Investor, LLC	Delaware

BlackRock Capital Holdings, Inc.	Delaware

BlackRock Capital Management, Inc.	Delaware

BlackRock Capital Markets, LLC	Delaware

BlackRock Cayco Limited	Cayman Islands

BlackRock Cayman Company	Cayman Islands

BlackRock Cayman Finco Limited	Cayman Islands

BlackRock (Channel Islands) Limited	Jersey

BlackRock Delaware Holdings Inc.	Delaware

BlackRock Employee Trust Co. Limited	United Kingdom

BlackRock European Holdings S.à r.l.	Luxembourg

BlackRock Execution Services	California

BlackRock Executor & Trustee Co. Limited	United Kingdom

BlackRock Corporation US Inc.	California

SUBSIDIARIES OF REGISTRANT (Continued)	Exhibit 21.1

Name of Subsidiary	Jurisdiction/State of Incorporation

BlackRock Finance Europe Limited	United Kingdom

BlackRock Financial Management, Inc.	Delaware

BlackRock Financing, LLC	Delaware

BlackRock Finco, LLC	Delaware

BlackRock Finco UK Ltd.	United Kingdom

BlackRock First Partner Limited	Jersey

BlackRock Fund Advisors	California

BlackRock Fund Distribution Company	California

BlackRock Funding, Inc.	Delaware

BlackRock Funding International, Ltd.	Cayman Islands

BlackRock Fund Management Company S.A.	Luxembourg

BlackRock Fund Managers (Isle of Man) Limited	Isle of Man

BlackRock Fund Managers Limited	United Kingdom

BlackRock Group Limited	United Kingdom

BlackRock Growth Partners, Inc.	Delaware

BlackRock Holdco Limited	Cayman Islands

BlackRock HK Holdco Limited	Hong Kong

BlackRock Holdco 2, Inc.	Delaware

BlackRock Holdco 3, LLC	Delaware

BlackRock Holdco 4, LLC	Delaware

BlackRock Holdco 5, LLC	Delaware

BlackRock Holdco 6, LLC	Delaware

BlackRock Holdings Canada Limited	Ontario, Canada

BlackRock Holdings Deutschland GmbH	Germany

BlackRock Holdings Deutschland Zwei GmbH	Germany

BlackRock (Hong Kong) Limited	Hong Kong

BlackRock HPB Management LLC	Delaware

BlackRock India Private Ltd.	Mumbai, India

BlackRock (Institutional) Canada Ltd.	Canada

BlackRock Institutional Management Corporation	Delaware

BlackRock Institutional Trust Company, National Association	United States

BlackRock Insurance PCC Limited	Isle of Man

BlackRock International Holdings, Inc.	Delaware

BlackRock International Limited	United Kingdom

SUBSIDIARIES OF REGISTRANT (Continued)	Exhibit 21.1

Name of Subsidiary	Jurisdiction/State of Incorporation

BlackRock Investments, LLC	Delaware

BlackRock Investment Management (Australia) Limited	Australia

BlackRock Investment Management B.V.	Netherlands

BlackRock Investment Management (Dublin) Limited	Ireland

BlackRock Investment Management International Limited	United Kingdom

BlackRock Investment Management Ireland Holdings Limited	Ireland

BlackRock Investment Management, LLC	Delaware

BlackRock Investment Management (Korea) Limited	Korea

BlackRock Investment Management (Singapore) Limited	Singapore

BlackRock Investment Management (UK) Limited	United Kingdom

BlackRock Investor Services Deutschland GmbH	Germany

BlackRock (Isle of Man) Holdings Limited	Isle of Man

BlackRock (Isle of Man) Limited	Isle of Man

BlackRock Japan Co., Ltd.	Japan

BlackRock Japan Holdings GK	Japan

BlackRock Kelso Capital Advisors LLC	Delaware

BlackRock Kelso Capital Holdings LLC	Delaware

BlackRock Kelso Capital Intermediate Holdings LLC	Delaware

BlackRock Kelso Capital Super Holdings LLC	Delaware

BlackRock Lux Finco S.à r.l.	Luxembourg

BlackRock Luxembourg Holdco S.à r.l.	Luxembourg

BlackRock (Luxembourg) S.A.	Luxembourg

BlackRock Mexican Holdco, LLC	Delaware

BlackRock Mortgage Ventures, LLC	Delaware

BlackRock (Netherlands) B.V.	Netherlands

BlackRock Operations (Luxembourg) S.à r.l. S. a r.l.	Luxembourg

BlackRock Pensions Limited	United Kingdom

BlackRock Pensions Nominees Limited	United Kingdom

BlackRock Portfolio Holdings, Inc.	Delaware

BlackRock Portfolio Investments, LLC	Delaware

BlackRock RE Management Company (Luxembourg) S.A.	Luxembourg

BlackRock Realty Advisors, Inc.	Delaware

BlackRock Second Partner Limited	Jersey

BlackRock Securities Co., Ltd.	Japan

BlackRock (Singapore) Holdco Pte. Ltd.	Singapore

BlackRock (Taiwan) Limited	Taiwan

BlackRock Trident Holding Company Limited	Ireland

BlackRock UK 1 LP	United Kingdom

BlackRock Unit Trust Managers Limited	United Kingdom

BlackRock (Uruguay) S.A.	Uruguay

BlackRock Western Multi-Family Investor LLC	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)	Exhibit 21.1

Name of Subsidiary	Jurisdiction/State of Incorporation

BLK Isle of Man Holdings Limited	Isle of Man

BR Acquisition Mexico S.A. de C.V.	Mexico

BR Jersey International Holdings L.P.	Jersey

DSP BlackRock Investment Managers Private Limited	India

DSP BlackRock Trustee Company Private Limited	India

Grosvenor Alternate Partner Limited	United Kingdom

Grosvenor Ventures Limited	United Kingdom

Impact Investing (UK) Limited	United Kingdom

Impact Investing Pty Ltd.	Australia

Impulsora y Promotora BlackRock Mexico, S.A. de C.V.	Mexico

iShares (DE) I Investmentaktiengesellschaft mit Teilvermögen	Germany

iShares Chile Holdings Inversiones Limitada	Chile

iShares Chile Inversiones Limitada	Chile

iShares Delaware Trust Sponsor LLC	Delaware

Mercury Carry Company Ltd.	Isle of Man

Mercury Private Equity MUST 3 (Jersey) Limited	Jersey

Portfolio Administration & Management Ltd.	Cayman Islands

Prestadora de Servicios Integrales BlackRock Mexico, S.A. de C.V.	Mexico

Princeton Administrators, LLC	Delaware

PSN Pty Ltd.	Australia

St. Albans House Nominees (Jersey) Ltd.	Jersey

SSRM Holdings, Inc.	Delaware

State Street Research & Management Company	Delaware

State Street Research Investment Services, Inc.	Massachusetts

Tower General Partner Limited	United Kingdom

The Tower Nominees No. 1 Limited	United Kingdom

The Tower Nominees No. 1 Jersey Limited	Jersey

The Tower Nominees No. 2 Limited	United Kingdom

The Tower Nominees No. 2 Jersey Limited	Jersey

Tower Management Services Limited	United Kingdom

Trident Merger, LLC	Delaware

Wimco Nominees Ltd.	United Kingdom

*	Certain subsidiaries that are not significant have been omitted.